UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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ITEM 8.01   Other Event.
On December 1, 2021, U.S. Physical Therapy, Inc. ("USPH" or the “Company”) (NYSE: USPH), a national operator of outpatient physical therapy clinics and provider of industrial injury prevention services,  announced the acquisition of a 70% ownership interest in a leading provider of industrial injury prevention services.  The acquired company also provides and manages inpatient and outpatient physical therapy services to hospitals and their respective ancillary units.

The business provides human performance solutions, combining ergonomic, injury prevention, physical rehabilitation, onsite medical and performance maximization services to its clients, many of which are Fortune 500 companies.  The business generates approximately $27.0 million in annual revenue at a margin of approximately 20%; in addition, it has approximately $1.7 million in pretax earnings related to the acquired company’s 49% ownership interest in a joint venture providing physical therapy services to hospitals and their respective ancillary units.  USPH acquired its interest in the acquired company at a purchase price of approximately $63.2 million.

The founders will continue to have a 30% ownership interest and maintain their roles as executive leaders in the acquired company; they also will continue to own a separate company that provides physical therapy and rehabilitation services to hospitals and other ancillary providers in a distinct market area. As part of the transaction announced today, USPH and the founders agreed to the right to a future purchase of such company.
USPh used our revolving credit facility to accomplish the purchase, and simultaneously exercised its accordion feature to increase the limit on our facility from $125 million to $150 million.

A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1	Registrant's Press Release dated December 1, 2021*

* Filed herewith.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: December 1, 2021	By:	/s/ CAREY HENDRICKSON
Carey Hendrickson
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)